AUGUST 4, 2022 2022 Q2 2022 EARNINGS PRESENTATION Exhibit 99.2

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2021 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on August 4, 2022.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

CEO Perspective

Net Income ($M)



$80
4.3%
$175
7.4%
$140
7.5%
$195
8.3%
GAAP
Adj. NI*
Q2'21
Q2'22

Adj. EBITDA* ($M)



$230
12.3%
$308
13.0%
Q2'21
Q2'22

Record quarterly sales, income and profitability

- Focused execution, solid end market demand & favorable OpEx leverage
- Record margin & 10th straight quarter of YoY Adjusted EBITDA increases

Fundamentals remained healthy despite rising interest rates

- Residential and commercial re-roofing cycles favorable
- Remaining watchful of changes in market conditions

Executing against Ambition 2025 goals

- Committed to customer excellence & growing through the cycle
- Driving margin enhancing initiatives & continuous improvement mindset
- Making investments in the future to position for growth

Capital allocation balancing growth & shareholder returns

- Strategic investments in greenfields laying foundation for A25 goals
- Three "tuck-in" acquisitions YTD expanding footprint in key markets
- Rapidly accelerated pace of share repurchases

*Non-GAAP measure; see Appendix for definition and reconciliation

Notes: All quarterly information and comparisons reflect Continuing Operations which includes the Solar Products business divested on 12/1/21. Percentages within the bar charts represent each metric as a % of net sales.

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BEACON

becn.com5 Ambition 2025 Strategy – Resilient Through the Cycle Accelerating value creation for our customers, employees and shareholders RELENTLESS CUSTOMER FOCUS DRIVING OPERATIONAL EXCELLENCE • Branch Optimization • Beacon OTC® Network Expansion • Continuous Improvement BUILDING A WINNING CULTURE • Winning the Best Talent • Building More in Our Communities • Doing the Right Thing • Values-Based ESG DRIVE ABOVE MARKET GROWTH • Enhanced Customer Experience • Go to Market Strategy • Footprint Expansion • Margin Initiatives • Reset Business Focus • Strong Growth & Margin Trajectory • Cash Flow & Liquidity Support Share Buybacks CREATING SHAREHOLDER VALUE

Ambition 2025 Initiatives – Gaining Traction

BUILDING A WINNING CULTURE

- Enhancing employee engagement, safety & emissions through fleet and branch investment
- Established partnership with Rebuilding Together, a non-profit repairing homes of people in need
- **Recognized winner of Beacon's 2nd** Annual North American Female Roofing Professional of the Year

DRIVE ABOVE MARKET GROWTH

- Acquired 3 single branch locations YTD
- **Accelerating greenfields; ~15 planned openings in '22**
- **National Accounts net sales up 37% YoY in Q2'22**
- **Digital sales ~17% of total residential sales in Q2'22**
- **Private label net sales up 37% YoY in Q2'22**

DRIVING OPERATIONAL EXCELLENCE

- Bottom Quintile Branch initiative generated ~$20M bottom-line contribution YTD
- Continued focus on labor & fleet productivity while investing for growth
- Leveraging dedicated M&A team to speed integration and financial performance

CREATING SHAREHOLDER VALUE

- Drove 26% growth - highest ever quarterly net sales
- Record quarterly net income, Adj. EBITDA* and related margins
- Announced additional $250M ASR** to accelerate shareholder returns

On-track to achieve the targets set out in our Ambition 2025 strategy

*Non-GAAP measure; see Appendix for definition and reconciliation
**Accelerated Share Repurchase

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becn.com7 EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER FRANK LONEGRO

Q2 2022 Sales and Mix

Net Sales ($M)



$1,872
$2,358
+26.0%
Q2'21
Q2'22

Net Sales Mix



20%
29%
51%
Residential
Non-residential
Complementary

Net Sales by Line of Business (LOB) ($M)



$982
$1,196
+21.9%
$487
$683
+40.3%
$404
$480
+18.7%
Residential
Non-residential
Complementary
Q2'21
Q2'22

Sales growth of ~26%

- Sales growth across all three LOBs on strong price implementation
- Residential demand drove low-single digit volume growth YoY
- Q2 backlog ended at record level, weighted toward non-res orders

Residential sales up ~22%

- Re-roofing and units under construction supported demand
- Higher prices including successful April increase drove growth YoY
- Asphalt shingle volumes up low-single digits YoY vs. high comparable

Non-residential sales up ~40%

- Volumes mixed vs. strong comparable
- Strong pricing execution against significant non-res inflation
- Supply chain & labor challenges continue to impact project cycle times

Complementary sales up ~19%

- Higher prices across nearly all products
- Growth in siding and lumber volumes YoY

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BEACON

Q2 2022 Margin and Expense



Gross Margin
23.8%
27.6%
27.6%
Q2'20
Q2'21
Q2'22



Headcount**
6,620
6,667
6,543
6,715
7,116
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22



Operating Expense ($M)
$337
$396
$309
$370
18.0%
16.8%
16.5%
15.7%
GAAP
Adj. OpEx*
Q2'21
Q2'22



Sales Per Hour Worked***
(Indexed to Q1'20)
100
145
137
139
121
148
146
152
144
171
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

Gross margin flat vs. record PYQ

- Pricing execution drove price-cost improvement of ~25 bps
- Higher non-residential sales mix

Adj. OpEx* % of sales down 80 bps YoY

- Adjusted OpEx* increased by ~$61M YoY
  - Higher inflation including wages, fuel, rents and real estate taxes
  - Higher selling expenses, incentive comp & T&E
  - OpEx from newly acquired branches
- Balancing productivity focus with growth & capacity investments

Investing in Ambition '25

- Dedicated M&A and greenfield teams
- Sales organization, customer experience, pricing tools and digital technology

*Non-GAAP measure; see Appendix for definition and reconciliation **Headcount does not include acquisitions
***Hours worked reflect all company-wide hourly employees, but excludes salaried/commission-based personnel
Notes: All quarterly information and comparisons reflect Continuing Operations.
Percentages within the bar charts represent each metric as a % of net sales.

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Capacity to Invest in Growth

Operating Cash Flow ($M)



$103
$125
$98
$167
$50
$60
($84)
($86)
($162) ($162)
($25) ($24)
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
GAAP
Adj. OCF*

Net Inventory ($M)**



$1,087
$1,171
$1,085
$1,162
$1,462
$1,549
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

Net Debt Leverage*



6.1
5.3
4.7
4.8
2.9
2.4
2.1
2.1
2.3
2.5
Q1'20***
Q2'20***
Q3'20***
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

Q2'22 Proforma Debt Maturity by Year ($M)****



$0
$768
$300
$468
$990
$350
2022
2025
2026
2027
2028
2029
ABL
Secured Notes
Term Loan
Unsecured Notes

Seasonal inventory peak at end of Q2

- Inflation accounts for ~2/3 of increase YoY
- Record backlog supports inventory investment
- Expect inventory reduction in H2'22

Balanced allocation of capital in strategic growth and shareholder returns

- Accelerating investments in greenfield locations
- Disciplined acquisition criteria; Three "tuck-in" acquisitions YTD; Actively progressing pipeline
- Shares of outstanding common stock decreased to 65.0M at 6/30

Financial flexibility & ample ability to invest

- Net debt leverage* 2.5x at 6/30
- >$800m in liquidity (undrawn ABL capacity + cash)
- Expect significant cash flow in H2'22

Investing in value-creating opportunities to achieve Ambition 2025 goals

*Non-GAAP measure; see Appendix for definition and reconciliation
**All periods presented are balances from continuing operations only
***Calculation for these periods include amounts derived from combined operations – see slide 17 & 18 for further detail
****Maturities shown as of Q2'22; excl impact of debt issuance cost amortization & required $10M annual paydown of 2028 Term Loan

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BEACON

PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

Closing Thoughts

Continue to expect healthy demand in Q3'22
- Non-discretionary repair & re-roofing represents significant portion of demand
- Sentiment in commercial roofing remains positive, indicative of expected near-term activity

Expect Q3'22 net sales to be up 23 – 25% compared to the prior year quarter
- July 2022 sales per day up ~30%
- Q3'22 gross margins expected to be ~26%

Increasing Full Year 2022 Adjusted EBITDA* Expectations to $825 – 875M
- Focused on controllable areas: customer excellence, pricing execution, product availability, inventory reduction & OpEx
- 2022 sales outlook slightly above 20% growth YoY; H2'22 lapping significant top-line inflation

Proven track record of navigating dynamic demand conditions
- Resilient business model with demonstrated ability to manage OpEx & generate positive cash flow

Will continue to pursue balanced capital allocation – M&A, greenfields, shareholder returns
- Cash generation and balance sheet strength provide flexibility to take advantage of opportunities in changing market conditions

Beacon is delivering on our Ambition 2025 plan

*Non-GAAP measure; see Appendix for definition and reconciliation

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BEACON

APPENDIX

Reconciliations: Non-GAAP Financial Measures

RESULTS BY QUARTER (CONTINUING OPERATIONS)

	Three Months Ended									
($M)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022
Net sales	$ 1,197.1	$ 1,549.3	$ 1,755.0	$ 1,576.5	$ 1,318.0	$ 1,872.1	$ 1,875.4	$ 1,754.9	$ 1,686.9	$ 2,358.2
Gross profit	$ 270.4	$ 368.7	$ 441.3	$ 399.7	$ 332.8	$ 517.4	$ 507.8	$ 461.6	$ 439.5	$ 650.2
Gross margin %	22.6%	23.8%	25.1%	25.4%	25.3%	27.6%	27.1%	26.3%	26.1%	27.6%
Adjusted Operating Expense										
Operating expense	$ 446.0	$ 293.5	$ 324.9	$ 304.6	$ 310.0	$ 336.6	$ 349.7	$ 355.2	$ 348.2	$ 395.8
Acquisition costs	(28.4)	(32.6)	(31.9)	(26.6)	(25.9)	(26.0)	(25.9)	(22.6)	(21.9)	(23.2)
Restructuring costs*	(143.5)	(1.0)	(0.4)	(1.9)	(5.3)	(1.6)	(2.8)	(25.2)	(1.7)	(2.9)
COVID-19 impacts	—	(3.4)	(0.8)	(0.3)	(0.5)	(0.4)	(0.4)	(1.0)	(1.4)	(0.1)
Adjusted Operating Expense	$ 274.1	$ 256.5	$ 291.8	$ 275.8	$ 278.3	$ 308.6	$ 320.6	$ 306.4	$ 323.2	$ 369.6
Operating expense % of sales	37.3%	18.9%	18.5%	19.3%	23.5%	18.0%	18.6%	20.2%	20.7%	16.8%
Adjusted Operating Expense % of sales	22.9%	16.6%	16.6%	17.5%	21.1%	16.5%	17.1%	17.5%	19.2%	15.7%
Adjusted EBITDA										
Net income (loss) from continuing operations	$ (121.4)	$ (4.1)	$ 68.2	$ 47.4	$ (10.5)	$ 79.8	$ 104.5	$ 68.1	$ 55.8	$ 174.5
Interest expense, net	35.6	35.4	32.7	31.3	29.5	23.1	17.1	17.0	17.2	19.1
Income taxes	(77.9)	44.1	16.9	17.7	(4.8)	27.1	37.3	20.9	18.9	61.0
Depreciation and amortization*	183.2	45.0	43.9	39.4	42.2	40.3	40.3	38.7	38.9	40.4
Stock-based compensation	4.4	3.3	3.5	3.8	4.2	5.5	4.9	2.8	5.1	8.0
Acquisition costs	(2.8)	1.6	1.8	1.1	0.6	0.7	0.9	0.4	0.5	1.7
Restructuring costs	1.0	1.9	1.2	1.9	12.6	52.5	2.7	25.2	1.7	2.9
COVID-19 impacts	—	3.4	0.8	0.3	0.5	0.4	0.4	1.0	1.4	0.1
Adjusted EBITDA	$ 22.1	$ 130.6	$ 169.0	$ 142.9	$ 74.3	$ 229.4	$ 208.1	$ 174.1	$ 139.5	$ 307.7
Net income (loss) % of sales	(10.1%)	(0.3%)	3.9%	3.0%	(0.8%)	4.3%	5.6%	3.9%	3.3%	7.4%
Adjusted EBITDA % of sales	1.8%	8.4%	9.6%	9.1%	5.6%	12.3%	11.1%	9.9%	8.3%	13.0%

We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

For additional information see our latest Form 8-K, filed with the SEC on August 4, 2022.

* Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company's rebranding efforts.

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becn.com16 ($M) 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Net cash provided by (used in) operating activities (84.0)$ 102.7$ 98.4$ 49.6$ (162.0)$ (25.0)$ Operating cash flows used in discontinued operations 21.8 — — — — — Income taxes paid related to Interior Products divestiture 3.3 43.3 16.7 9.9 — — Cash (collected) repaid on behalf of FBM* (27.3) (20.8) 52.0 0.1 (0.4) 1.5 Adjusted Operating Cash Flows (86.2)$ 125.2$ 167.1$ 59.6$ (162.4)$ (23.5)$ Three Months Ended ADJUSTED OPERATING CASH FLOW We define Adjusted Operating Cash Flow as net cash provided by (used in) operating activities (as calculated on a GAAP basis) excluding the impact of discontinued operations and other non-recurring cash activity related to the Company’s divestiture of its Interior Products business to Foundation Building Materials (“FBM”). * Net cash collected on behalf of, and repaid to, FBM as part of the ongoing transaction services agreement. Reconciliations: Non-GAAP Financial Measures

Reconciliations: Non-GAAP Financial Measures

NET DEBT LEVERAGE

($M)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022
Gross total debt	$3,576.8	$3,419.8	$2,818.3	$ 2,714.7	$ 2,135.5	$ 1,663.2	$ 1,660.0	$ 1,657.8	$1,807.8	$2,123.5
Less: cash and cash equivalents	(781.2)	(1,018.4)	(624.6)	(461.4)	(619.3)	(188.9)	(260.0)	(225.8)	(52.4)	(54.6)
Net debt	$2,795.6	$2,401.4	$2,193.7	$ 2,253.3	$ 1,516.2	$ 1,474.3	$ 1,400.0	$ 1,432.0	$1,755.4	$2,068.9
Adjusted EBITDA* for the quarter ended:										
6/30/2019	$ 157.8	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
9/30/2019	169.1	169.1	—	—	—	—	—	—	—	—
12/31/2019	94.3	94.3	94.3	—	—	—	—	—	—	—
3/31/2020	38.9	38.9	38.9	22.1	—	—	—	—	—	—
6/30/2020	—	147.5	147.5	130.6	130.6	—	—	—	—	—
9/30/2020	—	—	190.9	169.0	169.0	169.0	—	—	—	—
12/31/2020	—	—	—	142.9	142.9	142.9	142.9	—	—	—
3/31/2021	—	—	—	—	74.3	74.3	74.3	74.3	—	—
6/30/2021	—	—	—	—	—	229.4	229.4	229.4	229.4	—
9/30/2021	—	—	—	—	—	—	208.1	208.1	208.1	208.1
12/31/2021	—	—	—	—	—	—	—	174.1	174.1	174.1
3/31/2022	—	—	—	—	—	—	—	—	139.5	139.5
6/30/2022	—	—	—	—	—	—	—	—	—	307.7
TTM Adjusted EBITDA	$ 460.1	$ 449.8	$ 471.6	$ 464.6	$ 516.8	$ 615.6	$ 654.7	$ 685.9	$ 751.1	$ 829.4
Net Debt Leverage	6.1x	5.3x	4.7x	4.8x	2.9x	2.4x	2.1x	2.1x	2.3x	2.5x

We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters.

* Historical quarterly Adjusted EBITDA totals used in the calculation of Net Debt Leverage are presented on an as-reported basis, therefore the calculations for the periods ended March 31, June 30, and September 30, 2020 are based on Adjusted EBITDA from combined operations (see slide 18 for reconciliations). Beginning with the period ended December 31, 2020, the Company began presenting its Interior Products business as discontinued operations, therefore the calculations of Net Debt Leverage for the periods ended December 31, 2020 and forward are based on Adjusted EBITDA from continuing operations (see slide 15 for reconciliations).

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becn.com18 CERTAIN 2019-2020 RESULTS BY FISCAL QUARTER (COMBINED OPERATIONS) This table is presented for purposes of reconciling Adjusted EBITDA amounts utilized in the calculation of Net Debt Leverage for historical periods presented on slide 17. We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. * Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts. Reconciliations: Non-GAAP Financial Measures

becn.com19 *Composed of Acquisition costs, Restructuring costs and COVID-19 impacts 2022 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures